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Promissory Note                                                     EXHIBIT 10.9
CEBA 98-CEBA-03
PAGE 1


                    IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT

                              CEBA LOAN AGREEMENT

                          CEBA LOAN NUMBER: 98-CEBA-03
                          AWARD DATE: AUGUST 21, 1997
                      KIND OF AWARD: Loan/Forgivable Loan
                             AWARD AMOUNT: $70,000


      THIS COMMUNITY ECONOMIC BETTERMENT ACCOUNT ("CEBA") AGREEMENT is made by and among the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, 200 East Grand Avenue, Des Moines, Iowa 50309 ("Department" or "IDED"), City of Coralville, City Hall, 1512 Coralville, Iowa 52241 ("Community"), and Urosurge, Inc. 2660 Crosspark Road, Coralville, Iowa 52241 ("Business").

      The Department desires to make a loan to the Community for the benefit of the Business and the Community desires to accept this loan, all upon the terms and conditions set forth in this Agreement. The Community desires to make a loan to the Business and the Business desires to accept this loan, all upon the terms and conditions set forth in this Agreement.

      THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, it is agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

      As used in this Agreement, the following terms shall apply:

      1.1 AGREEMENT EXPIRATION DATE. "Agreement Expiration Date" means the date the Agreement ceases to be in force and effect. The Agreement expires upon the occurrence of one of the following: a) the Loan is repaid in full or required part, including accrued interest, court costs and any penalties; b) the Agreement is terminated by the Department due to any default under Article X; c) no disbursement of CEBA funds has occurred within the twenty four months immediately following the Award Date; or d) if the Agreement includes only a Forgivable Loan, at the end of the three (3) year period beginning with the Project Completion Date during which the Job Attainment Obligation has been fulfilled and notice of same has been provided by IDED.

      1.2 AWARD DATE. "Award Date" means the date on which the Economic Development Board approved the IDED CEBA participation.

      1.3 COMMUNITY BASE JOBS. "Community Base Jobs" means the number of Full-time Equivalent (FTE) Jobs the Department determines are in place in the Community at the time of application for CEBA funds and which will remain in the Community whether or not CEBA funds are awarded. Said jobs must be maintained for a minimum of thirteen (13) weeks beyond the Project Completion Date. If the Agreement includes a Forgivable Loan, said jobs must again be in place at the third (3rd) year anniversary of the Project Completion Date.

      1.4 CREATED JOBS. "Created Jobs" means the number of new Full-time Equivalent (FTE) Jobs the Business will add to the Community which meet the Project Wage Obligation over and above the number of Community Base Jobs and/or Retained Jobs. Said jobs must be maintained for a minimum of thirteen (13) weeks beyond the Project Completion Date. If the Agreement includes a Forgivable Loan, said jobs must again be in place at the third (3rd) year anniversary date of the Project Completion Date.


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Promissory Note
CEBA 98-CEBA-03
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      1.5   FORGIVABLE LOAN. "Forgivable Loan" means a loan for which repayment is eliminated in part or entirely if the Community and Business satisfy the terms of this Agreement, including the Job Attainment and Wage Obligations stated in Article VII.

      1.6 FULL-TIME EQUIVALENT (FTE) JOB. "Full-time Equivalent (FTE) Job" means the equivalent of employment of one (1) person for eight (8) hours per day for a five (5) day forty (40) hour workweek for fifty two (52) weeks per year.

      1.7 JOB ATTAINMENT OBLIGATION. "Job Attainment Obligation" means the aggregate total number of Community Base Jobs, Retained Jobs, Created Jobs and State Employment Level pledged by the Community and Business.

      1.8 LOAN. "Loan" means either a conventional loan or a Forgivable Loan, or both, the terms of which are or may be set forth in this Loan Agreement.

      1.9 LOAN AGREEMENT or AGREEMENT. "Loan Agreement" or "Agreement" means this Agreement, the Project budget and all of the notes, leases, assignments, mortgages, and similar documents referred to in the Agreement and all other instruments or documents executed by the Business or Community or otherwise required in connection with the Agreement, including but not limited to the following:

            a.    Attachment A, Project Budget.

            b.    Attachment B1, Promissory Note of the Business.

            c.    Attachment B2, Promissory Note of the Community.

            d.    Attachment C, CEBA Application for Assistance

            e. List of positions and associated hourly rate of pay to be created and/or retained as a result of this project. Those positions paying equal to or greater than the project Wage Threshold must be highlighted.

      1.10 PROJECT. "Project" means the detailed description of the work, services, job attainment requirements and other obligations to be performed or accomplished by the Community and Business as described in this Agreement and the CEBA application approved by the Department.

      1.11 PROJECT COMPLETION DATE. "Project Completion Date" means September 30, 1999 and is the date by which the Project tasks shall have been fully accomplished including fulfillment of the Job Attainment Obligation.

      1.12 PROJECT WAGE OBLIGATION. The "Project Wage Obligation" is at least 85% of the County Average wage as compiled from data from the Department of Employment Services. The "Project Wage Obligation" for this project is a starting wage of at least $8.09/hour.

      1.13 RETAINED JOBS. "Retained Jobs" means the number of Full-time Equivalent (FTE) Jobs the Department determines are in place in the Community at the time of application for CEBA assistance and which the Business and Community agree will be retained due to receipt of the CEBA funds. Said jobs must be maintained for a minimum of thirteen(13)weeks beyond the Project Completion Date. If the Agreement includes a Forgivable Loan, said jobs must again be in place at the third (3rd) year anniversary of the Project Completion Date.


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Promissory Note
CEBA 98-CEBA-03
PAGE 3


                                   ARTICLE II
                                     FUNDING


      2.1 FUNDING SOURCE. The source of funding for the Loan is an appropriation by the State legislature for the CEBA Program. With respect to the closing of the Loan, processing of post-closing documents and administration of the Loan until paid in full, the Business and Community shall comply with the requirements, conditions and rules of the Department and any other public or private entity having authority over the funds or the Loan.

      2.2 RECEIPT OF FUNDS. All payments under this Agreement are subject to receipt by the Department of sufficient State funds for the CEBA program. Any termination, reduction or delay of CEBA funds to the Department shall, at the option of the Department, result in the termination, reduction or delay of CEBA funds to the Community and the Business.

      2.3 PRIOR COSTS. No expenditures made prior to the Award Date may be included as Project costs for the purposes of this Agreement.

      2.4 DISBURSEMENT OF LESS THAN THE TOTAL AWARD AMOUNT. If the total award amount has not been disbursed within one hundred twenty (120) days of the Project Completion Date, then the Department shall be under no obligation for further disbursement. And, the Community and Business shall be obligated to the extent of Loan proceeds received.

                                   ARTICLE III
                                  TERMS OF LOAN

      3.1 LOAN. The Department agrees to make a LOAN in the amount of $35.000 with interest at Zero (0%) percent for Five (5) years and a FORGIVABLE LOAN in the amount of $35,000 with interest at Six (6%) percent for Five (5) years to the Community on behalf of the Business to assist in the financing of the Project. Interest begins accruing at the date of disbursement of funds.

      3.2 PROMISSORY NOTES. The obligation to repay the Loan shall be evidenced by Promissory Notes executed by the Business and the Community.

      3.3   OTHER TERMS.

            1) UCC-1 security filing covering: Machinery and Equipment owned by the Business with a value of at least $70,000.

      3.4 PREPAYMENT. The outstanding principal and accrued interest of this Loan, or any part thereof that is not forgiven, may be prepaid in part or in full at any time without penalty.

      3.5 ACCELERATION UPON DEFAULT. If there is a failure to pay any installment of principal and interest when due, or only a portion is paid, or in the event of any other default under this Loan, the Department may declare the entire unpaid principal and all accrued interest immediately due and payable.

      3.6 FORGIVABLE LOAN AMORTIZATION. If the award includes a Forgivable Loan, the Department will, in its sole discretion, determine if the Business has satisfied the terms of this Agreement, including fulfillment of the Job Attainment and Wage Obligation by the Project Completion Date. If the Department determines that the Business has satisfied said terms and has continued to satisfy said terms for thirteen (13) weeks past the Project Completion Date, then principal and interest which would otherwise have accrued for the time period beginning with the Award Date and ending with the Project


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Promissory Note
CEBA 98-CEBA-03
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Completion Date shall be waived and, barring default, no payments on the
Forgivable Loan shall be due until the third (3rd) year anniversary of the Project Completion Date. If the Department determines that the Business has satisfied said terms, including fulfillment of the Job Attainment Obligation, at the third (3rd) year anniversary of the Project Completion Date, then repayment of the Forgivable Loan shall be permanently waived.


                                   ARTICLE IV
                       CONDITIONS TO DISBURSEMENT OF FUNDS

      Unless and until the following conditions have been satisfied, the Department shall be under no obligation to disburse to the Community or Business any amounts under the Loan Agreement:

      4.1 AUTHORITY. The Business shall have submitted the following documents to the Department:

      a.    Certificate of Good Standing of the corporation.

      b.    Certified copy of the corporation's Articles of Incorporation.

      c. Certificate of Incumbency naming the current officers and directors of the corporation.

      d. Resolution of the Board of Directors authorizing the corporation's execution and delivery of this Loan Agreement and the Note and borrowing hereunder, and such other papers as the Department may reasonably request; and specifying the officer(s) authorized to execute the Loan Agreement and bind the corporation.

      4.2 PROJECT SCHEDULE. The Community and the Business shall have submitted a completed Project schedule on the form provided by the Department and received the Department's approval of the Project schedule.

      4.3 CONSULTATION WITH EMPLOYMENT SERVICES. The Business shall have provided documentation to the Department that it has consulted with the area Department of Employment Services (DES) Workforce Center office to discuss employment services available. In addition, the Business must provide to DES agencies a list of positions to be created including job descriptions and qualifications.

      4.4 LOAN AGREEMENT EXECUTED. The Loan Agreement shall have been properly executed and, where required, acknowledged.

      4.5 PROJECT FINANCIAL COMMITMENTS. The Business and Community shall have submitted a letter from each of the following committing to the specified financial involvement in the Project and received the Department's approval of the letters of commitment including rate and terms:

      Source               Type                                Amount
      ------               ----                                ------
      City of Coralville   Grant/leasehold improvements        $70,000
      Urosurge             Equity                              $7,012,000

Each letter shall include the amount, terms and conditions of the financial commitment, as well as any applicable schedules.

      4.6 RECORDING. The Business and Community shall have properly recorded in the appropriate office of the Recorder of Deeds and/or the Secretary of State any mortgage, security agreement, financing statement or similar document required by the Department under the Loan Agreement, with all recording


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Promissory Note
CEBA 98-CEBA-03
PAGE 5


charges paid.

      4.7 SOLID AND HAZARDOUS WASTE REDUCTION PLAN. A Business which generates solid or hazardous waste shall have submitted the following information concerning the project site:

            a. A copy of the completed audit and management plan if the Business has conducted an in-house or an external audit and a corresponding management plan within the last three years; or

            b. If the Business has not conducted an in-house or external audit and corresponding management plan within the last three years, a copy of a letter from the Iowa Department of Natural Resources or the Iowa Waste Reduction Center indicating they have met with the Business and an external audit has been initiated, or, a copy of the outline of the Business' proposed in-house audit and a description of how and when the audit will be performed. Furthermore, the Business shall submit a copy of the completed in-house or external audit within 30 days of its completion or receipt, which time period shall not exceed 90 days from the disbursement date of the financial assistance.


                                    ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF BUSINESS

      To induce the Department to make the Loan referred to in this Agreement, the Business represents, covenants and warrants that:

      5.1 AUTHORITY. The Business is a corporation duly organized and validly existing under the laws of the state of incorporation and is in good standing, and has complied with all applicable laws of the State of Iowa. The Business is duly authorized and empowered to execute and deliver the Loan Agreement. All action on the Business' part, such as appropriate resolution of its Board of Directors for the execution and delivery of the Loan Agreement, has been effectively taken.

      5.2 FINANCIAL INFORMATION. All financial statements and related materials concerning the Business and the Project provided to the Department are true and correct in all material respects and completely and accurately represent the subject matter thereof as of the effective date of the statements and related materials, and no material adverse change has occurred since that date.

      5.3 APPLICATION. The contents of the application the Business submitted to the Department for CEBA funding is a complete and accurate representation of the Business and the Project as of the date of submission and there has been no material adverse change in the organization, operation, business prospects, fixed properties or key personnel of the Business since the date the Business submitted its CEBA application to the Department.

      5.4 CLAIMS AND PROCEEDINGS. There are no actions, lawsuits or proceedings pending or, to the knowledge of the Business, threatened against the Business affecting in any manner whatsoever their rights to execute the Loan or the ability of the Community or Business to make the payments required under the Loan, or to otherwise comply with the obligations of the Business contained under the Loan. There are no actions, lawsuits or proceedings at law or in equity, or before any governmental or administrative authority pending or, to the knowledge of the Business, threatened against or affecting the Business or any property or collateral pledged as security for the Loan.

      5.5 PRIOR AGREEMENTS. The Community and the Business separately or jointly have not entered into any verbal or written contracts, agreements or arrangements of any kind which are inconsistent with the Loan Agreement.


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Promissory Note
CEBA 98-CEBA-03
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      5.6   EFFECTIVE DATE. The covenants, warranties and representations of this Article are made as of the date of this Agreement and shall be deemed to be renewed and restated by the Business at the time of each advance or request for disbursement of funds.


                                   ARTICLE VI
                              COVENANTS OF BUSINESS

      6.1 AFFIRMATIVE COVENANTS. Until payment in full or required part, or forgiveness of the Loan, the Business covenants with the Community and IDED that:

            (a) PROJECT WORK AND SERVICES. The Business shall complete the work and services detailed in its CEBA application by the Project Completion Date.

            (b) JOB ATTAINMENT OBLIGATION. By the Project Completion Date and as the Agreement may require for additional time periods thereafter,, the Business shall have fulfilled its Job Attainment Obligation described in Article VII of this Agreement.

            (c) BUSINESS RETENTION. The Business shall have and maintain in the Community (and State, if required) the Business premises and operations at least through the Agreement Expiration Date.

            (d) RECORDS AND ACCOUNTS. The Business shall maintain job data information, books, records, documents and other evidence pertaining to all costs and expenses incurred and revenues received under this Loan Agreement concerning the project, in sufficient detail to reflect all costs, direct and indirect, of labor, materials, equipment, supplies, services and other costs and expenses of whatever nature, for which payment is claimed under this Loan Agreement. The Business shall retain all records for a period of three (3) years from the Agreement Expiration Date.

            (e) ACCESS TO RECORDS/INSPECTIONS. The Business shall, without prior notice and at any time (during normal business hours), permit the Community and its representatives and the Department, its representatives or the State Auditor to examine, audit and/or copy (i) any plans and work details pertaining to the Project, (ii) all of the Business' books, records and accounts, and (iii) all other documentation or materials related to this Loan; the Business shall provide proper facilities for making such examination and/or inspection.

            (f) USE OF LOAN FUNDS. The Business shall expend funds received under the Loan only for the purposes and activities described in its CEBA Application and approved by the Department.

            (g) DOCUMENTATION. The Business shall deliver to the Community and/or IDED, upon request, (i) copies of all contracts or agreements relating to the Project, (ii) invoices, receipts, statements or vouchers relating to the Project, (iii) a list of all unpaid bills for labor and materials in connection with the Project, (iv) budgets and revisions showing estimated Project costs and funds required at any given time to complete and pay for the Project, and (v) current and year-to-date operating statements, including but not limited to a Profit and Loss and Balance Sheet, not older than sixty (60) days from the date of request.

            (h) NOTICE OF PROCEEDINGS. The Business shall promptly notify the Community and IDED of the initiation of any claims, lawsuits, bankruptcy proceedings or other proceedings brought against the Business which would adversely impact the project, including, but not limited to, any proceedings to assert or enforce liens against collateral securing the Loan.


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Promissory Note
CEBA 98-CEBA-03
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            (i)   REPORTS. The Business shall prepare, sign and submit the
following reports to the Community throughout the Project period:

           Report                   Due Date

Project Schedule                    Prior to the first draw of CEBA Loan
                                    proceeds

Semi-Annual Progress                May 10th and November 10th for the period
                                    Report ending April 30th and October 31st respectively

Quarterly "Employees                May 10th and November 10th for the previous
Contribution and                    calendar quarter
Payroll Report"

Semi-Annual Payroll                 May 10th and November 10th for the payroll
Register with created and/or        period ending April 30th and October 31st
retained jobs paying at least       respectively
$8.09 /hr. highlighted.

Status of CEBA Funds Report         To request funds

Annual Report                       Within 90 days after the Business' fiscal
                                    year end

Final "Employees                    Within 30 days after the Project Completion
Contribution and Payroll            Date
Report" with created and/or
retained jobs paying at least
$8.09/hr highlighted.

Final Expenditure Summary           Within 30 days of Project Completion Date

Solid and Hazardous Waste           Within 30 days of completion which shall not
Plan                                exceed 90 days from the date of fund
                                    disbursement

Annual Solid and Hazardous          March 31 of each calendar year
Waste Progress Report

Payroll Register and "Employer's    Within 120 days of Project Completion Date
Contribution Payroll Register"
90 days past the Project
Completion Date with created and/
or retained jobs highlighted

      If the Agreement includes a Forgivable Loan, the Business shall prepare, sign and submit the following reports to the Community during the time period beginning with the Project completion Date and ending with the Agreement Expiration Date:

           Report                   Due Date
           ------                   --------

"Employees Contribution and         Within 30 days after Project Completion Date
Payroll Report"                     anniversary


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Promissory Note
CEBA 98-CEBA-03
PAGE 8


Business Payroll Register           Within 30 days after Project Completion Date
(for the pay period ending          anniversary
closest to the Project
Completion Date anniversary)
with created and/or retained jobs
paying at least $8.09/hr highlighted


            (j) NOTICE OF BUSINESS CHANGES. The Business shall provide prompt advance notice to the Community and the Department of any proposed change in the Business ownership, structure or control which would materially affect the Project.

            (k) NOTICE OF MEETINGS. The Business shall notify the Community and the Department at least ten (10) working days in advance of all Board of Directors and Stockholders meetings at which the subject matter of this Loan Agreement or Project is proposed to be discussed. The Business shall provide the Department with copies of the agenda and minutes of such meetings and expressly agrees that a representative of the Department has a right to attend any and all such meetings for the purposes of the discussion of the Project and the Loan.

            (l) MAINTENANCE OF PROJECT PROPERTY AND INSURANCE. The Business shall maintain the Project property in good repair and condition, ordinary wear and tear excepted, and shall not suffer or commit waste or damage upon the Project property. At the Department's request, the Business shall pay for and maintain insurance against loss or damage by fire, tornado, and other hazards, casualties, and contingencies and all risks from time to time included under "extended coverage" policies. This insurance shall be in an amount not less than the full insurable value of the Project property. The Business shall name the Community and Department as a mortgagee and/or an additional loss payee as appropriate and submit copies of the policies to the Department.

            (m) INDEMNIFICATION. The Business shall indemnify and hold harmless the Department, its officers and employees, from and against any and all losses, except those losses incurred by the Department resulting from willful misconduct or negligence on its or their part. The Business shall indemnify and hold harmless the Community, its officers and employees from and against any and all losses, except those losses incurred by the Community resulting from willful misconduct or negligence on its or their part, which losses shall include losses of the Community incurred in indemnifying and holding harmless the Department.

            (n) PROJECT FEES. The Business shall promptly pay all appraisal, survey, recording, title, license, permit and other fees and expenses incurred incident to the Loan.

            (o) INTEREST AND SURPLUS PROCEEDS. The Business shall return all unexpended Loan proceeds and interest accrued on Loan proceeds to the Community within thirty (30) days after the Project Completion Date.

            (p) (PROJECTS WITH CEBA AWARDS GREATER THAN $500,000). Business shall provide at least 80% of the cost of standard medical and dental insurance for FTE employees.

      6.2 NEGATIVE COVENANTS. So long as the Business is indebted to IDED and/or Community, the Business shall not, without prior written disclosure to the Community and IDED and prior written consent of IDED (unless IDED prior approval is expressly waived below), directly or indirectly:


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Promissory Note
CEBA 98-CEBA-03
PAGE 9


            (a) BUSINESS' INTEREST. Assign, waive or transfer any of Business' rights, powers, duties or obligations under this Loan Agreement.

            (b) PROPERTY/COLLATERAL. Sell, transfer, convey, assign, encumber or otherwise dispose of any of the real property or other collateral securing the Loan.

            (c) RESTRICTIONS. Place or permit any restrictions, covenants or any similar limitations on the real property and/or other collateral securing the Loan.

            (d) REMOVAL OF COLLATERAL. Remove from the Project site or the State all or any part of the collateral securing the Loan.

            (e) RELOCATION OR ABANDONMENT. Relocate its operations, physical facilities or jobs (including Created, Retained and Community Base Jobs) assisted with the Loan proceeds outside the Community or abandon its operations or facilities or a substantial portion thereof within the Community during the Loan term.

            (f) BUSINESS OWNERSHIP. Materially change the ownership structure or control of the business affecting the Project, including but not limited to, entering into any merger or consolidation with any person, firm or corporation or permitting substantial distribution, liquidation or other disposal of business assets directly associated with the Project. Changes in the business ownership, structure or control which do not materially affect the Project shall require forty-five (45) days prior written notice of the Community and Department, but not written consent of, the Department. The materiality of the change and whether or not the change affects the Project shall be determined by the Department.

            (g) BUSINESS OPERATION. Materially change the nature of the business being conducted, or proposed to be conducted, as described in the Business application for CEBA funding.


                                   ARTICLE VII
                       JOB ATTAINMENT AND WAGE OBLIGATION

      7.1 COMMUNITY EMPLOYMENT LEVEL. On the Project Completion Date, the Business shall have in the Community a total of 50 FTE Jobs as set forth below:

            Project Employment      Attainment Obligation Wage Obligation

            Community Base Jobs          22            NA
            Retained Jobs                NA            NA
            Created Jobs                *28            at least $ 8.09 /hr
                                    -----------        -------------------
            Total                        50            @$8.09/hr.

            * Created positions must have a minimum starting wage of at least $8.09 per hour and must average at least $11.80 per hour.

      7.2 STATE EMPLOYMENT LEVEL. On the Project Completion Date, the Business shall have a minimum employment level in the State of Iowa, exclusive of its Community employment level, of at least Not Applicable FTE Jobs. This State minimum employment level shall also be maintained through the thirteenth (13th) week after the Project Completion Date, and, if the CEBA participation includes a Forgivable Loan, the State employment level shall again be attained at the third (3rd) year anniversary of the Project Completion Date.


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Promissory Note
CEBA 98-CEBA-03
PAGE 10


      7.3 CALCULATION OF JOB ATTAINMENT OBLIGATION. The Department has the final authority to assess whether the Business has met its Job Attainment and Wage Obligation at the Project Completion Date. The Department shall determine the number of Community Base, Retained and Created FTE Jobs maintained, retained and created by the Business. The Community and the Department reserve the right to monitor and measure at any time during the Agreement term the number of FTE jobs maintained and/or retained and/or created by the Business.


                                  ARTICLE VIII
                           COVENANTS OF THE COMMUNITY

      8.1 AFFIRMATIVE COVENANTS. Until payment in full or required part, or forgiveness of the Loan, the Community covenants with IDED that:

            (a) PROJECT WORK AND SERVICES. The Community shall perform work and services detailed in the CEBA application by the Project Completion Date.

            (b) REPORTS REVIEW. The Community shall review and sign the reports prepared by the Business as required under the Loan Agreement and forward them to the Department. The reports shall be submitted by the Community by the 15th of the month of receipt, and for the final reports, within sixty
(60) days after the Project Completion Date or Agreement Expiration Date period, whichever is applicable.

            (c) RECORDS. The Community shall maintain books, records and documents in sufficient detail to demonstrate compliance with the Loan Agreement and shall maintain these materials for a period of three (3) years beyond the Agreement Expiration Date.

            (d) FILING. The Community shall file in a proper and timely manner any and all Security Instruments required in connection with the Loan, naming the Department as co-security holder as required in Article 9.1 and promptly providing the Department with date-stamped copies of said Security Instruments. The Community shall, at the Department's request, obtain and provide to the Department lien searches or attorney's title opinions.

            (e) INDEMNIFICATION. The Community shall indemnify and hold harmless the Department, its officers and employees from and against any and all losses, including any loss due to the failure of the Community to file any and all Security Instruments in a proper and timely manner.

            (f) REQUESTS FOR LOAN FUNDS. The Community shall review the Business' requests for Loan funds to ensure that the requests are in compliance with the Department's requisition procedures and shall execute and forward the requests to the Department for processing.

            (g) REPAYMENTS. The Community shall promptly forward to the Department all Loan repayments received from the Business.

            (h) UNUSED LOAN PROCEEDS. The Community shall return all unused Loan proceeds, including interest accrued on Loan proceeds, to the Department within thirty (30) days after the Project Completion Date.

            (i) NOTICE OF MEETINGS. The Community shall notify the Department at least ten (10) days in advance of all public or closed meetings at which the subject matter of this Loan and/or the Project is proposed to be discussed. The Community shall provide the Department with copies of the agenda and minutes of such meetings and expressly agrees that a representative of the Department has the right to attend any such meetings for the purposes of the discussion of the Project and/or the Loan.


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Promissory Note
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PAGE 11


            (j) NOTICE TO DEPARTMENT. In the event the Community becomes aware of any material alteration in the Project, initiation of any investigation or proceeding involving the Project or Loan, change in the Business' ownership, structure or operation, or any other similar occurrence, the Community shall promptly notify the Department.

            (k) RESPONSIBILITY UPON DEFAULT. If the Business fails to perform under the terms of the Loan Agreement and the Department declares the Business in default, the Community shall be primarily responsible for recovery of Loan proceeds, as well as penalties, interest, costs and foreclosure on collateral. The Department may also initiate an action to recover such proceeds, or may intervene in any action commenced by the Community.

      8.2 NEGATIVE COVENANTS. So long as the Business is indebted to IDED and loan payments are in arrears or past due, the Community shall not, without written consent of IDED, accept any loan repayments and/or settlements on community funds considered local effort in this agreement:

            (a) ASSIGNMENT. Assign its rights and responsibilities under this Loan Agreement.

            (b) ALTER FINANCIAL COMMITMENTS. Alter, accelerate or otherwise change the terms of the Community's financial commitment to the Business as set forth in Article 4.5.

            (c) ADMINISTRATION. Discontinue administration or loan servicing activities under the Loan Agreement.

                                   ARTICLE IX
                                    SECURITY

      9.1 SECURITY INSTRUMENTS. The Business shall execute in joint favor of the Community and the Department all security agreements, financing statements, mortgages, personal and/or corporate guarantees (hereafter, "Security Instruments") as required by the Department. The following Security Instruments shall be executed by the Business:

            1) UCC-1 security filing covering: Machinery and Equipment owned by the Business with a value of at least $70,000.

      9.2 FINANCING STATEMENT. If the Department requires the filing of a financing statement, the Community shall provide the Department with a copy of the date-stamped financing statement and a certified lien search which reflects the recordation of the security interests of the Department and the Community and all other lienholder of record. The Community shall ensure that the financing statement(s) include language approved by the Department to secure its interests.

      9.3 MORTGAGE. If the Department requires the filing of a mortgage, the Community shall provide the Department with a copy of the date-stamped, recorded mortgage and an attorney's Opinion of Title reflecting the interests of the Community and the Department.

      9.4   COMMUNITY LIABILITY.

            (a) The Community shall be solely responsible for the proper and timely filing of all Security Instruments executed by the Business pursuant to this Article.

            (b) The Community's liability under this Loan Agreement is limited to those amounts which the Community recovers from the Business in unused Loan proceeds, enforcement of judgments against the Business and through its good faith enforcement of the Security Instruments executed by the

Promissory Note
CEBA 98-CEBA-03
PAGE 12


Business under this Article. Notwithstanding this limited financial liability, the Community shall indemnify and hold harmless the Department, its officers and employees from and against any and all losses which are the result of the Community's failure to file, or improper or untimely filing, of any Security Instrument executed by the Business pursuant to this Article. Nothing in this paragraph shall limit the recovery of principal and interest by the Department in the event of Community's fraud, negligence, or gross mismanagement in the application for, or use of, sums loaned under the Loan Agreement.

      9.5 COST VARIATION. In the event that the total Project cost is less than the amount specified in this Agreement, the CEBA participation shall be reduced at the same ratio as CEBA funds are to the total Project cost, and any disbursed excess above the reduced CEBA participation amount shall be returned immediately to IDED with interest at the rate of six percent (6%) per annum from the date of disbursement by IDED.


                                    ARTICLE X
                              DEFAULT AND REMEDIES

      10.1 EVENTS OF DEFAULT. The following shall constitute Events of Default under this Loan Agreement:

            (a) MATERIAL MISREPRESENTATION. If at any time any representation, warranty or statement made or furnished to the Department by, or on behalf of, the Business or Community in connection with this Loan Agreement or to induce the Department to make a loan to the Community and/or Business shall be determined by the Department to be incorrect, false, misleading or erroneous in any material respect when made or furnished and shall not have been remedied to the Department's satisfaction within thirty (30) days after written notice by the Department is given to the Business or Community.

            (b) NON-PAYMENT. If the Business fails to make a payment when due under the terms of this Loan Agreement within thirty (30) days following written notice of such overdue payment is given to the Business by the Department.

            (c) NONCOMPLIANCE. If there is a failure by the Business or Community to comply with any of the covenants, terms or conditions contained in this Agreement or Security Instruments executed pursuant to this Agreement.

            (d) PROJECT COMPLETION DATE. If the Project, in the sole judgment of the Department, is not completed on or before the Project Completion Date.

            (e) JOB ATTAINMENT OBLIGATION. If the Business, in the exclusive judgment of the Department, fails to meet its Job Attainment and Wage Obligation.

            (f) BUSINESS CHANGES. If there is a material change in the Business ownership, structure or control which occurs without the prior written disclosure to and if required, written permission of the Department.

            (g) RELOCATION OR ABANDONMENT. If there is a relocation or abandonment of the Business or jobs created or retained under the Project.

            (h) MISSPENDING. If the Business or Community expends Loan proceeds for purposes not described in the CEBA application or authorized by the Department.

            (i) INSOLVENCY OR BANKRUPTCY. If the Business becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of

Promissory Note
CEBA 98-CEBA-03
PAGE 13


creditors, or the Business applies for or consents to the appointment of a trustee or receiver for the Business or for the major part of its property; or if a trustee or receiver is appointed for the Business or for all or a substantial part of the assets of the Business and the order of such appointment is not discharged, vacated or stayed within sixty (60) days after such appointment; or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Business and, if instituted against the Business, is consented to, or, if contested by the Business is not dismissed by the adverse parties or by an order, decree or judgment within sixty (60) days after such institution.

            (j) INSURANCE. If loss, theft, damage or destruction of any substantial portion of the property of the Business occurs for which there is either no insurance coverage or for which, in the opinion of the Department, there is insufficient insurance coverage.

            (k) INSECURITY. The Department shall deem itself insecure in good faith and reasonably believes, after consideration of all the facts and circumstances then existing, that the prospect of payment and satisfaction of the obligations under this Agreement, or the performance of or observance of the covenants in this Agreement, or the value of its collateral is or will be materially impaired.

      10.2 NOTICE OF DEFAULT. The Department shall issue a written notice of default providing therein a thirty (30) day period in which the Business shall have an opportunity to cure, provided that cure is possible and feasible.

      10.3 REMEDIES UPON DEFAULT. If the default remains unremedied, IDED shall have the right, in addition to any rights and remedies available to it under any of the Security Instruments, to do one or more of the following:

            (a)   exercise any remedy provided by law;

            (b) declare the unpaid principal plus interest then accrued on the Note due and payable immediately without presentment, demand, protest, notice of protest, notice of intention to accelerate or other notice of any kind, all of which are expressly waived by the Business.

      10.4 FAILURE TO MEET JOB ATTAINMENT OBLIGATION. If the Business is determined by the Department to be in default of the Loan Agreement due to meeting less than one hundred percent (100%) of its Job Attainment and Wage Obligation, the Department may require full Loan repayment as described in section 10.2 above or, at its discretion, the Department may permit repayment of Loan proceeds using the following criteria:

            (a) FORGIVABLE LOANS. If the CEBA award is a Forgivable Loan, interest buy-down or interest subsidy, the Department may require repayment of Loan proceeds as follows:

            A five-year $35,000 forgivable loan. There will be no principal or interest payments or accruals for years one and two. At the project completion date, if the Business has fulfilled at least 50% of its job creation/retention (if applicable) and wage obligation, $1,250 will be forgiven for each new FTE job created/retained (if applicable) and maintained for at least ninety days past the project completion date. Any balance (shortfall) will be amortized over the remaining three years of the contract period (beginning at the project completion date) at six (6%) percent interest per annum with equal annual payments. And, interest will be charged at six (6%) percent per annum from the date of the first CEBA disbursement on the shortfall amount with that amount accrued as of the project completion date being due and payable immediately. And, further, the Department will at the end of the agreement expiration date determine the number of full-time equivalent jobs, and, if that number is less than the job attainment obligation in 7.1 and 7.2 of this agreement, the Business will reimburse funds to the Department on the cost-per-job basis set out above. If the Business has failed to fulfill at least 50% of its job creation/retention (if applicable) and wage obligation, 100% of the CEBA award will be repaid as the shortfall amount under the above-described terms and conditions.

Promissory Note
CEBA 98-CEBA-03
PAGE 14


            (b) CONVENTIONAL LOANS. If the Business received a Loan at a rate that is below the annual interest rate for non-compliance as set periodically by the IDED Board, the remaining principal amount of the Loan may be prorated between the percentage of FTE Jobs created/retained (if applicable) at the Project Wage Threshold and the percentage of the shortfall. The shortfall principal portion may be amortized over the remaining term of the Loan, beginning at the Project Completion Date, at an annual interest rate as determined periodically by the IDED Board. Interest will be charged beginning from the date Loan proceeds were disbursed to the Community on behalf of the Business; interest accrued from this date will be due immediately. The pro rata portion of the Loan associated with the percentage of FTE Jobs created will be amortized at the original rate and term.


                                   ARTICLE XI
                             DISBURSEMENT PROCEDURES

      1.11 REQUEST FOR REIMBURSEMENT. All disbursements of proceeds shall be subject to receipt by the Department of requests for disbursement submitted by the Community. Requests for disbursement shall be in form and content acceptable to the Department.

                                   ARTICLE XII
                          GENERAL TERMS AND PROVISIONS

      12.1 BINDING EFFECT. This Loan Agreement shall be binding upon and shall inure to the benefit of the Department, Community and Business and their respective heirs, successors, legal representatives and assigns. The obligations, covenants, warranties, acknowledgments, waivers, agreements, terms, provisions and conditions of this Loan Agreement shall be jointly and severally enforceable against the parties to this Loan Agreement.

      12.2 COMPLIANCE WITH LAWS AND REGULATIONS. The Community and Business shall comply with all applicable State and federal laws, rules (including the administrative rules adopted by the Department for the CEBA Program - 261 Iowa Administrative Code, chapter 22), ordinances, regulations and orders.

      12.3 TERMINATION FOR CONVENIENCE. In addition to termination due to an Event of Default or nonappropriation of CEBA funds, this Loan Agreement may be terminated in whole, or in part, when the Department, Community and the Business agree that the continuation of the Project would not produce beneficial results commensurate with the future disbursement of Loan funds. The Department, Community and Business shall agree upon the termination conditions. The Community and Business shall not incur new obligations after the effective date of the termination and shall cancel as many outstanding obligations as is reasonably possible. The Department will allow full credit to the Community or the Business for the Department share of the noncancellable obligations allowable under the Loan Agreement and properly incurred by the Community or Business prior to termination.

      12.4 PROCEDURE UPON TERMINATION. If the Loan Agreement is terminated for convenience, an Event of Default or nonappropriation of CEBA funds, disbursements shall be allowed for costs up to the date of termination determined by the Department to be in compliance with this Loan Agreement. The Community and the Business shall return to the Department all unencumbered Loan proceeds within one (1) week of receipt of Notice of Termination. Any costs previously paid by the Department which are subsequently determined to be unallowable through audit, monitoring or closeout procedures shall be returned to the Department within thirty (30) days of the disallowance.

      12.5 SURVIVAL OF AGREEMENT. If any portion of this Loan Agreement is held to be invalid or unenforceable, the remainder shall be valid and enforceable. The provisions of this Loan Agreement shall survive the execution of all instruments herein mentioned and shall continue in full force until the Loan is

Promissory Note
CEBA 98-CEBA-03
PAGE 15


paid in full.

      12.6 GOVERNING LAW. This Loan Agreement and all Security Instruments shall be interpreted in accordance with the law of the State of Iowa, and any action relating to the Loan Agreement shall only be commenced in the Iowa District Court for Polk County or the United States District Court for the Southern District of Iowa.

      12.7 MODIFICATION. Neither this Loan Agreement nor any provision of the Security Instruments executed in connection with this Loan Agreement may be changed, waived, discharged or terminated orally, but only by a written document signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      12.8 NOTICES. Whenever this Loan Agreement requires or permits any notice or written request by one party to another, it shall be in writing, enclosed in an envelope, addressed to the party to be notified at the address heretofore stated (or at such other address as may have been designated by written notice), properly stamped, sealed and deposited in the United State Mail. Any such notice given hereunder shall be deemed delivered upon the earlier of actual receipt or two (2) business days after posting. The Department may rely on the addresses of the Business and Community set forth heretofore, as modified from time to time, as being the addresses of the Community and Business.

      12.9 INVESTMENT OF LOAN FUNDS. Temporarily idle Loan proceeds held by the Community or Business may be invested provided such investments shall be in accordance with State law, shall be controlled by the Community or Business, and any interest accrued shall be credited to and expended on the Project prior to the expenditure of other Loan proceeds. All Loan proceeds remaining, including accrued interest, after all allowable Project costs have been paid or obligated shall be returned to the Department within thirty (30) days after the Project Completion Date.

      12.10 RESOLUTION OF DISAGREEMENT. In the event of any disagreement between the parties to this Loan Agreement relating to the technical competence of the work and services being performed and its conformity to the requirements of this Loan Agreement, the Department shall resolve the disagreement. The decision of the Department shall be binding on the Community and the Business.

      12.11 WAIVERS. No waiver by the Department of any default hereunder shall operate as a waiver of any other default or of the same default on any future occasion. No delay on the part of the Department in exercising any right or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any right or remedy by the Department shall preclude future exercise thereof or the exercise of any other right or remedy.

      12.12 LIMITATION. It is agreed between the Community and the Business that the Department shall not, under any circumstances, be obligated financially under this Loan Agreement except to disburse funds according to the terms of the Agreement.

      12.13 ENFORCEMENT EXPENSES. The Business shall pay upon demand any and all reasonable fees and expenses of the Community and/or the Department, including the fees and expenses of their attorneys, experts and agents, in connection with the exercise or enforcement of any of the rights of the Department and/or Community under the Loan Agreement.

      12.14 HEADINGS. The headings in this Loan Agreement are intended solely for convenience of reference and shall be given no effect in the construction and interpretation of this Loan Agreement.

      12.15 FINAL AUTHORITY. The Department shall have the final authority to assess whether the Business has met its Job Attainment Obligation and whether the Community and Business have otherwise complied with the terms of this Agreement.

Promissory Note
CEBA 98-CEBA-03
PAGE 16


      12.16 INTEGRATION. This Loan Agreement contains the entire understanding between the Community, Business and the Department and any representations that may have been made before or after the signing of this Loan Agreement, which are not contained herein, are nonbinding, void and of no effect. None of the parties have relied on any such prior representation in entering into this Loan Agreement.

      12.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Loan Agreement effective as of the Award Date first stated.

COMMUNITY:
      Attorney for Coralville       Mayor

Approved as to form and content.

BY:_____________________________    BY:_____________________________________
      (City Attorney)                     James Fausett, Mayor


IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT:

BY:_____________________________    BY:_____________________________________
   Michael E. Miller, Chief               David J. Lyons, Director
   Bureau of Business Finance

BUSINESS:
      Urosurge, Inc.

BY:_________________________________
      David H. Maupin, President

Promissory Note
CEBA 98-CEBA-03
PAGE 17


                                                                  ATTACHMENT B1-
                                                                PROMISSORY NOTE-
                                                                     BUSINESS

                     IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT
                                  CEBA PROGRAM

                                 PROMISSORY NOTE

                             Loan Number 98-CEBA-03

                                                      Des Moines, Iowa
                                                      --------------------------
                                                      (City and State)


$70,000                                              August 21, 1997
                                                      --------------------------
                                                      (Date)

      FOR VALUE RECEIVED, the undersigned (hereafter called the "Maker") promises to pay to the order of the City of Coralville (hereafter called the "Payee"), at its office at City Hall, or upon notice to the Maker, at such other place as may be designated from time to time by the holder, the principal sum of Seventy Thousand ($70,000) dollars, to be paid as follows:

A $35,000 LOAN AT ZERO (0%) PERCENT INTEREST TO BE PAID AS FOLLOWS:
      59 monthly payments of $583.33 and 1 final payment of $583.53 beginning on the 15th day of the third month from the date CEBA funds are disbursed. Final payment may vary depending upon dates payments are received. Such payments shall be applied first on interest then due and the remainder on principal.

AND; A $35,000 FORGIVABLE LOAN AT SIX (6%) PERCENT INTEREST TO BE PAID AS
FOLLOWS:
      A five-year $35,000 forgivable loan. There will be no principal or interest payments or accruals for years one and two. At the project completion date, if the Business has fulfilled at least 50% of its job creation/retention (if applicable) obligation, $1,250 will be forgiven for each new FTE job created/retained (if applicable) and maintained for at least ninety days past the project completion date. Any balance (shortfall) will be amortized over the remaining three years of the contract period (beginning at the project completion date) at six (6%) percent interest per annum with equal annual payments. And, interest will be charged at six (6%) percent per annum from the date of the first CEBA disbursement on the shortfall amount with that amount accrued as of the project completion date being due and payable immediately. And, further, the Department will at the end of the agreement expiration date determine the number of full-time equivalent jobs, and, if that number is less than the number at the project completion date, the Business will reimburse funds to the Department on the cost-per-job basis set out above. If the Business has failed to fulfill at least 50% of its job creation/retention (if applicable) obligation, 100% of the CEBA award will be repaid as the shortfall amount under the above-described terms and conditions.

      1. PAYMENTS. All payments under the Note shall be applied in this order:
(1) to interest, and (2) to principal.

      2. LOAN AGREEMENT; ACCELERATION UPON DEFAULT. This Note is issued by Maker to evidence an obligation to repay a loan according to the terms of Loan Agreement # 98-CEBA-03 of

Promissory Note
CEBA 98-CEBA-03
PAGE 18


August 21, 1997 between the Payee and Maker and, at the election of the holder without notice to the Maker, shall become immediately due and payable in the event any payment is not made when due or upon the occurrence of any event of default under the terms of the Loan Agreement.

      3. REDUCED AMOUNT. In the event the Maker fails to requisition and spend the full face amount of the Note as set out above, then the amount of each installment payment shall be reduced accordingly in equal amounts.

      4. SECURITY. Payment of this Note is secured by a UCC-1 LIEN ON MACHINERY & EQUIPMENT and the holder is entitled to the benefits of the security therein described.

      In case of a decline in the market value of the collateral, or any part thereof, the Payee may demand that additional collateral of quality and value satisfactory to holder be delivered, pledged and transferred to holder.

      5. WAIVER. No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of that right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy on any future occasion.

      6. WAIVER OF PROTEST. Each maker, surety, indorser and guarantor of this Note, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note.

      7. COSTS OF COLLECTION. The Maker will pay an demand all costs of collection, maintenance of collateral, legal expenses, and attorneys' fees incurred or paid by the holder in collecting and/or enforcing this Note on default.

      8. MEANING OF TERMS. As used in this Note, "holder" shall mean the Payee or other indorsee of this Note, who is in possession of it, or the bearer hereof, if this Note is at the time payable to the bearer. The word "Maker" shall mean each of the undersigned. If this Note is signed by more than one person, it shall be the joint and several liabilities of such persons.

      9. MISCELLANEOUS. The captions of paragraphs in this Promissory Note are for the convenience of reference only, shall not define or limit the provisions hereof and shall not have any legal or other significance whatsoever.

ADDRESS:                               BY:    /s/ DAVID H. MAUPIN
Urosurge. Inc.                             -------------------------------------
2660 Crosspark Road                        David H. Maupin,  President
Coralville, Iowa 52241


                                       ATTEST: _________________________________
                                                   (Signature of Secretary)

Promissory Note
CEBA 98-CEBA-03
PAGE 19


                                                                   ATTACHMENT B2
                                                                PROMISSORY NOTE-
                                                                     COMMUNITY

                     IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT
                                  CEBA PROGRAM

                                 PROMISSORY NOTE

                             Loan Number 98-CEBA-03


                                                      Des Moines, Iowa
                                                      --------------------------
                                                      (City and State)


$70,000                                               August 21, 1997
                                                      --------------------------
                                                      (Date)


      FOR VALUE RECEIVED, the undersigned (hereafter called the "Maker") promises to pay to the order of the State of Iowa, Department of Economic Development (hereafter called the "Payee"), at its office at 200 East Grand Avenue, Des Moines, Iowa 50309, or upon notice to the Maker, at such other place as may be designated from time to time by the holder. the principal sum of Seventy Thousand ($70,000) dollars, to be paid as follows:

A $35,000 LOAN AT ZERO(0%) PERCENT INTEREST TO BE PAID AS FOLLOWS:

      59 monthly payments of $583.33 and 1 final Payment of $583.53 beginning on the last day of the third month from the date CEBA funds are disbursed. Final payment may vary depending upon dates payments are received. Such payments shall be applied first on interest then due and the remainder on principal.

AND; A $35,000 FORGIVABLE LOAN AT SIX (6%) PERCENT INTEREST TO BE PAID AS
FOLLOWS:

      A five-year $35,000 forgivable loan. There will be no principal or interest payments or accruals for years one and two. At the project completion date, if the Business has fulfilled at least 50% of its job creation/retention (if applicable) obligation, $1,250 will be forgiven for each new FTE job created/retained (if applicable) and maintained for at least ninety days past the project completion date. Any balance (shortfall) will be amortized over the remaining three years of the contract period (beginning at the project completion date) at six (6%) percent interest per annum with equal annual payments. And, interest will be charged at six (6%) percent per annum from the date of the first CEBA disbursement on the shortfall amount with that amount accrued as of the project completion date being due and payable immediately, And, further, the Department will at the end of the agreement expiration date determine the number of full-time equivalent jobs, and, if that number is less than the number at the project completion date, the Business will reimburse funds to the Department on the cost-per-job basis set out above. If the Business has failed to fulfill at least 50% of its job creation/retention (if applicable) obligation, 100% of the CEBA award will be repaid as the shortfall amount under the above-described terms and conditions.

      1. PAYMENTS. All payments under the Note shall be applied in this order,
(1) to interest, and (2) to principal.

      2. LOAN AGREEMENT; ACCELERATION UPON DEFAULT. This Note is issued by Maker to evidence an obligation to repay a loan according to the terms of Loan Agreement # 98-CEBA-03 of August 21, 1997 between the Payee and Maker and, at the election of the holder without notice to

Promissory Note
CEBA 98-CEBA-03
PAGE 20


the Maker, shall become immediately due and payable in the event any payment is not made when due or upon the occurrence of any event of default under the terms of the Loan Agreement.

      3. LIMITATION. Maker's liability for the repayment of this Note is limited to those amounts Maker collects through its good faith enforcement of security interest which Maker represents that it has obtained or will obtain as required by the above-referenced Loan Agreement Upon exhaustion of its rights in the collateral granted by such security interest, the Maker will have no liability for any deficiency owing Payee under this Note. Nothing in this paragraph shall limit the recovery of principal and interest by Payee in the event of Maker's fraud, negligence, or gross mismanagement in the application for, or use of, sums loaned under the above-referenced Loan Agreement.

      4. REDUCED AMOUNT. In the event the Maker fails to requisition and spend the full face amount of the Note as set out above, then the amount of each installment payment shall be reduced accordingly in equal amounts.

      5. SECURITY. Payment of this Note is secured by a UCC-1 LIEN ON MACHINERY & EQUIPMENT and the holder is entitled to the benefits of the security therein described.

      In case of a decline in the market value of the collateral, or any part thereof, the Payee may demand that additional collateral of quality and value satisfactory to holder be delivered, pledged and transferred to holder.

      6. WAIVER. No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of that right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy on any future occasion.

      7. WAIVER OF PROTEST. Each maker, surety, indorser and guarantor of this Note, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note.

      8. COSTS OF COLLECTION. The Maker will pay on demand all costs of collection, maintenance of collateral, legal expenses, and attorneys' fees incurred or paid by the holder in collecting and/or enforcing this Note on default.

      9. MEANING OF TERMS. As used in this Note, "holder" shall mean the Payee or other indorsee of this Note, who is in possession of it, or the bearer hereof, if this Note is at the time payable to the bearer. The word "Maker" shall mean each of the undersigned. If this Note is signed by more than one person, it shall be the joint and several liabilities of such persons.

      10. MISCELLANEOUS. The captions of paragraphs in this Promissory Note are for the convenience of reference only, shall not define or limit the provisions hereof and shall not have any legal or other significance whatsoever.

ADDRESS:                               COMMUNITY:
City of Coralville
City Hall                              BY:______________________________________
Coralville, Iowa 52241                           James Fausett, Mayor

                                       ATTEST:__________________________________
                                                  (Signature of City Clerk)